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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-86252, 333-10630 and 333-6366) and the
Registration Statement on Form S-3 (No. 333-82728) of Moore Corporation Limited of our reports dated February 22, 2001, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP
CHARTERED ACCOUNTANTS

Toronto, Canada
February 12, 2003



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